Supplement dated March 15, 2013
to the Classes Institutional, R-1, R-2, R-3, R-4 and R-5 Shares Prospectus
for Principal Funds, Inc.
dated December 28, 2012

(as supplemented on February 8, 2013)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

FUND SUMMARIES

Global Multi-Strategy Fund
On or about April 10, 2013, under the Principal Investment Strategies heading, after the Credit Long/Short and Distressed Credit paragraph, add:
Emerging Market Long/Short Credit. The emerging markets credit opportunities strategy is designed to benefit from opportunities in emerging market, liquid, high grade, high yield, stressed, distressed and other corporate or sovereign credits. This strategy takes long and short exposure to selected emerging market issuers when factors have been identified which the Fund believes will drive substantial appreciation or depreciation of the particular exposure. The geographical focus of the investment strategy is derived from the dynamics of economic and political developments as well as the specific nature of local jurisdictions in the emerging markets.
On or about April 10, 2013, under the Management and Sub-Advisors headings, add the following:
Finisterre Capital LLP

Global Opportunities Fund
Under the Management and Sub-Advisor(s) and Portfolio Manager(s): headings, delete the information under Principal Global Investors, LLC and substitute:

•	Christopher Ibach (since 2012), Portfolio Manager

•	Xiaoxi Li (since 2012), Portfolio Manager

•	Mustafa Sagun (since 2012), Portfolio Manager

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Under the Derivatives heading delete the paragraph that begins “There are many different types of derivatives” and substitute:
There are many different types of derivatives and many different ways to use them. Futures, forward contracts, and options are commonly used for traditional hedging purposes to attempt to protect a fund from exposure to changing interest rates, securities prices, asset values, or currency exchange rates and as a low-cost method of gaining exposure to a particular market without investing directly in those securities or assets. A fund may enter into put or call options, futures contracts, options on futures contracts, over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps), currency futures contracts and options, options on currencies, and forward currency contracts for both hedging and non-hedging purposes. A fund also may use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A fund will not hedge currency exposure to an extent greater than the approximate aggregate market value of the securities held or to be purchased by the fund (denominated or generally quoted or currently convertible into the currency). A fund may enter into forward commitment agreements, which call for the fund to purchase or sell a security on a future date at a fixed price. A fund may also enter into contracts to sell its investments either on demand or at a specific interval.
Also, delete the paragraph that begins “Some of the risks associated with options” and substitute:
Some of the risks associated with options include imperfect correlation, counterparty risk, difference in trading hours for the options markets and the markets for the underlying securities (rate movements can take place in the underlying markets that cannot be reflected in the options markets), and an insufficient liquid secondary market for particular options.

Under the High Yield Securities heading, delete the first paragraph and substitute:
Below investment grade bonds, which are rated at the time of purchase Ba1 or lower by Moody's and BB+ or lower by S&P (if the bond has been rated by only one of those agencies, that rating will determine if the bond is below investment grade; if the bond has not been rated by either of those agencies, the Sub-Advisor will determine whether the bond is of a quality comparable to those rated below investment grade), are sometimes referred to as high yield or "junk bonds" and are considered speculative. Such securities could be in default at time of purchase.

Under the Underlying Funds heading, delete the paragraph that begins “Principal is the advisor to the Principal LifeTime Funds” and substitute:
Principal is the advisor to the Principal LifeTime Funds, SAM Portfolios, PVC Diversified Balanced Account, PVC Diversified Growth Account, Diversified Income Account and each of the underlying funds. Principal Global Investors, LLC ("PGI") is Sub-Advisor to the Principal LifeTime Funds and Edge Asset Management, Inc. ("Edge") is the Sub-Advisor to the SAM Portfolios. Either PGI or Edge also serves as Sub-Advisor to some or all of the underlying funds. Principal, PGI, and Edge are committed to minimizing the potential impact of underlying fund risk on underlying funds to the extent consistent with pursuing the investment objectives of the fund of funds which it manages. Each may face conflicts of interest in fulfilling its responsibilities to all such funds.

MANAGEMENT OF THE FUNDS
The Sub-Advisors
On or about April 10, 2013, add the following:

Sub-Advisor:
Finisterre Capital LLP (“Finisterre”), Queensberry House, 3 Old Burlington Street, London, England W1s 3AE, manages emerging market securities for institutional investors, hedge fund of funds and high net worth individuals.

Finisterre is one of the sub-advisors for the Global Multi-Strategy Fund and will primarily use the emerging market long/short credit strategy; however, it may also use any of the Fund's other investment strategies from time to time.

In the section for Mellon Capital Management Corporation (“Mellon Capital”), delete the second paragraph (it begins “The day-to-day portfolio management”) and substitute:
The day-to-day portfolio management is shared by multiple portfolio managers who work as a team. Gregg Lee is the lead portfolio manager.

In the Principal Global Investors, LLC (“PGI”) section, delete the information regarding Xiaxo Li and substitute:
Xiaoxi Li has been with PGI since 2006. He earned his bachelor's degree in accounting from the University of International Business and Economics, a master's in accounting from Beijing Technology and Business University, and an M.B.A from Duke University. He has earned the right to use the Chartered Financial Analyst designation.

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